Exhibit 10.1

AIRCASTLE LIMITED

$800,000,000

$500,000,000 6.75% Senior Notes due 2017

$300,000,000 7.625% Senior Notes due 2020

REGISTRATION RIGHTS AGREEMENT

March 30, 2012

Goldman, Sachs & Co.

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

As Representatives of the Initial Purchasers

named in Schedule I of the Purchase Agreement

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10013

Ladies and Gentlemen:

This Registration Rights Agreement (this “Agreement”) is dated as of April 4, 2012, among Aircastle Limited, a company incorporated under the laws of Bermuda (the “Company”) and Goldman, Sachs & Co., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several Initial Purchasers (the “Initial Purchasers”) named in Schedule I to the Purchase Agreement (as defined below). This Agreement is entered into in connection with the Purchase Agreement, dated as of March 30, 2012, among the Company and the Representatives (the “Purchase Agreement”), which provides for, among other things, the issuance and sale by the Company to the Initial Purchasers of $500,000,000 aggregate principal amount of 6.75%% Senior Notes due 2017 (the “2017 Securities”) and $300,000,000 aggregate principal amount of 7.625% Senior Notes due 2020 (the “2020 Securities” and, together with the 2017 Securities, the “Securities”) (the “Initial Placement”). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

1.    Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“New 2017 Securities” shall mean debt securities of the Company identical in all material respects to the same series of the applicable 2017 Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate), to be issued under the Indenture in connection with sales or exchanges of such series effected pursuant to this Agreement.

“2017 Note Registered Exchange Offer” shall mean the proposed offer of the Company to issue and deliver to the Holders of the 2017 Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the 2017 Securities, a like aggregate principal amount of the New 2017 Securities.

“New 2020 Securities” shall mean debt securities of the Company identical in all material respects to the same series of the applicable 2020 Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate), to be issued under the Indenture in connection with sales or exchanges of such series effected pursuant to this Agreement.

“2020 Note Registered Exchange Offer” shall mean the proposed offer of the Company to issue and deliver to the Holders of the 2020 Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the 2020 Securities, a like aggregate principal amount of the New 2020 Securities.

“Affiliate” shall have the meaning specified in Rule 405 under the Securities Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“broker-dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the first issuance of the Securities.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning ascribed to it in the preamble hereto.

“Deferral Period” shall have the meaning indicated in Section 4(k)(ii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the period of 180 days following the consummation of each Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean a registration statement of the Company on Form S-4 (or, if applicable, another appropriate form under the Securities Act) with respect to each Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, if any.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a broker-dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for New Securities.

“Final Circular” shall mean the offering circular, dated March 30, 2012, relating to the Securities.

“FINRA Rules” shall mean the Conduct Rules and the By-laws of the Financial Industry Regulatory Authority, Inc.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Securities, dated as of April 4, 2012, among the Company and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 6(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of the applicable series of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“New Securities” shall mean the New 2017 Securities and the New 2020 Securities.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registration Default Damages” shall have the meaning ascribed to it in Section 8 hereof.

“Registered Exchange Offers” shall mean the 2017 Note Registered Exchange Offer and the 2020 Note Registered Exchange Offer.

“Registrable Securities” shall mean (i) Securities other than those that have been registered under a Registration Statement and (ii) any New Securities resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Securities Act.

“Registration Default” shall have the meaning set forth in Section 8 hereof.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein, if any.

“Representatives” shall have the meaning set forth in the addressee block hereto.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 3(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2.    Registered Exchange Offer.

a.    The Company shall prepare and, not later than 180 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement with respect to each Registered Exchange Offer. The Company shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 245 days of the Closing Date.

b.    Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence each Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of eligible and electing Securities to exchange such Securities for applicable New Securities (provided that such Holder is not an Affiliate of any Issuer, acquires the applicable New Securities in the ordinary course of such Holder’s business, has no arrangements or understandings with any person to participate in the distribution of the applicable New Securities and is not prohibited by any law or policy of the Commission from participating in such Registered Exchange Offer) to trade such applicable New Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

c.    In connection with each Registered Exchange Offer, the Company shall:

(i)    cause to be delivered to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii)    keep each Registered Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;

(iii)    use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act, supplemented and amended as required under the Securities Act, to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

(iv)    utilize the services of a depositary for each Registered Exchange Offer with an address in the continental United States of America, which may be the Trustee or an Affiliate of the Trustee;

(v)    permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which each Registered Exchange Offer is open, by sending to the institution specified in the notice, facsimile transmission or letter received by such time setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder’s election to have such Securities exchanged;

(vi)    prior to effectiveness of the Exchange Offer Registration Statement, if reasonably requested by the Initial Purchasers or required by the Commission, provide a supplemental letter to the Commission (A) stating that the Company is conducting the Registered Exchange Offers in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company has not entered into any arrangement or understanding with any person to distribute the New Securities of such series to be received in such Registered Exchange Offer and that, to the best of the Company’s information and belief, each Holder participating in the applicable Registered Exchange Offer is acquiring such New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of such New Securities; and

(vii)    comply in all material respects with all applicable laws.

d.    As soon as practicable after the close of each Registered Exchange Offer, the Company shall:

(i)    accept for exchange all Securities duly tendered and not validly withdrawn pursuant to such Registered Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal;

(ii)    deliver to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

(iii)    cause the Trustee promptly to authenticate and deliver to each participating Holder of Securities of such series a principal amount of applicable New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

e.    Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using a Registered Exchange Offer to participate in a distribution of the applicable New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or its Affiliates. Accordingly, each Holder participating in a Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

(i)    any New Securities to be received by such Holder will be acquired in the ordinary course of business;

(ii)    such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Securities Act; and

(iii)     such Holder is not an Affiliate of the Company.

f.     If any Initial Purchaser determines that it is not eligible to participate in a Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the person purchasing the applicable New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of the applicable New Securities. The Company shall use its commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to a Registered Exchange Offer.

3.    Shelf Registration.

a.    If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Company determines that it is not permitted to effect each Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason either Registered Exchange Offer is not consummated within 305 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for the applicable New Securities in either Registered Exchange Offer and that are held by it following consummation of such Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in either Registered Exchange Offer; or (v) in the case of any Initial Purchaser that participates in a Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not “freely tradeable”; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in a Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not “freely tradeable”), the Company shall use its commercially reasonable efforts to effect a Shelf Registration Statement in accordance with subsection (b) below.

b.    (i) The Company shall as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 3), file with the Commission and shall use their commercially reasonable efforts to cause to be declared effective under the Securities Act within 120 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities or New Securities, as applicable, held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(ii)    The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (A) the second anniversary of the original issuance; or (B) the date upon which all of the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, and (y) permitted pursuant to Section 4(k)(ii) hereof.

(iii)    The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4.    Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

a.    The Company shall:

(i)    furnish to each Initial Purchaser not less than three Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing, if any) and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives and their counsel reasonably propose;

(ii)     include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of each Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to each Registered Exchange Offer;

(iii)    if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

(iv)    in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

b.    The Company shall ensure that:

(i)    any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; and

(ii)    any Registration Statement and any amendment thereto does not, when it becomes effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

c.    The Company shall advise the Representatives, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)    when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)    of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii)    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv)    of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)    of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

Each such Holder agrees by its acquisition of such Securities to be sold by such Holder, that upon being so advised by the Company of any event described in clause (iii) of this Section 4(c), such Holder will forthwith discontinue disposition of such Securities under such Registration Statement or Prospectus, until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(c) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed.

d.    The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

e.    The Company shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all material incorporated by reference therein and all exhibits thereto (including exhibits incorporated by reference therein, if any).

f.    The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the Preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the series of Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

g.    The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one (1) copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein, if any).

h.    The Company shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following each Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

i.    Prior to each Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request in writing by the time of the applicable Registration Statement is declared effective and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits, other than those arising out of the Initial Placement, or to taxation in any jurisdiction where they are not then so subject.

j.    The Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing at least three Business Days prior to sales of Securities pursuant to such Registration Statement.

k.    (i)     Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall as soon as practicable (or within the time period provided for by clause (ii) hereof, if applicable) use its commercially reasonable efforts to prepare a post-effective amendment to the Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the Securities included therein, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 hereof shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) hereof to and including the date when the Initial Purchasers, the known Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

(ii)    Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities or New Securities, as applicable, pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days in any three-month period or 120 days in any twelve-month period.

l.    The Company shall use its commercially reasonable efforts to provide, not later than the effective date of any Registration Statement, a CUSIP number for each series of Securities or New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

m.    The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Registration Statement.

n.    The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

o.    The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company in writing such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder further agrees that neither such Holder nor any underwriter participating in any disposition pursuant to any Shelf Registration Statement on such Holder’s behalf, will make any offer relating to the Securities to be sold pursuant to such Shelf Registration Statement that would constitute an issuer free writing prospectus (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act, unless it has obtained the prior written consent of the Company (and except as otherwise provided in any underwriting agreement entered into by the Company and any such underwriter).

p.    In the case of any Shelf Registration Statement, the Company shall enter into customary agreements (including, if reasonably requested, an underwriting agreement in customary form) and take all other customary and appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially equivalent to those set forth in Section 6 hereof.

q.    In the case of any Shelf Registration Statement, the Company shall:

(i)    make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the Holders or any such underwriter (each an “Inspector”) all relevant financial and other records and pertinent corporate documents of the Company and their subsidiaries;

(ii)    cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such Inspector shall first agree in writing with the Company that any information that is nonpublic at the time of delivery of such information shall be kept confidential by such Inspector, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)    make, at customary times, such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and covering matters as may be reasonably requested by them;

(iv)    obtain, at customary times, opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)    obtain, at customary times, “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriters, if any, and use commercially reasonable efforts to have such letter addressed to each selling Holder of Securities registered thereunder in customary form and covering matters of the type customarily covered in “comfort” letters in connection with similar underwritten offerings; and

(vi)    deliver, at customary times, such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

r.    In the case of any Exchange Offer Registration Statement, the Company shall, if reasonably requested by an Initial Purchaser or a broker-dealer that holds Securities that were acquired as a result of market making or other trading activities:

(i)    make reasonably available for inspection by the requesting party, and any Inspector retained by the requesting party, all relevant financial and other records, pertinent corporate documents and properties of the Company and their subsidiaries;

(ii)    cause each of the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such Inspector in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such Inspector shall first agree in writing with the Company that any information that is nonpublic at the time of delivery of such information shall be kept confidential by such Inspector, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)    make, at customary times, such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and covering matters as may be reasonably requested by them;

(iv)    obtain, at customary times, opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party), addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

(v)    obtain, at customary times, “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriters, if any, and use commercially reasonable efforts to have such letter addressed to the requesting party, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with similar underwritten offerings, or if reasonably requested by the requesting party in lieu of a “comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party; and

(vi)    deliver, at customary times, such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

s.    If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the applicable New Securities, the Company shall mark, or cause to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the applicable New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

t.    The Company shall use its commercially reasonable efforts if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the applicable New Securities, as the case may be, covered by a Registration Statement.

u.    In the event that any broker-dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the FINRA Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with FINRA Rules.

v.    The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

5.    Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Cahill Gordon & Reindel LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of one such firm or counsel acting in connection therewith, in each case up to a maximum of $25,000. For the avoidance of doubt, each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Securities or any New Securities.

6.    Indemnification and Contribution.

a.    The Company agrees to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and each Affiliate thereof and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability the Company may otherwise have.

b.    Each Holder of securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of their respective directors and officers and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be in addition to any liability any such Holder may otherwise have.

c.    Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any finding of fault, culpability or a failure to act by or on behalf of any indemnified party.

d.     In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then the Company, on the one hand, and the Holders severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Final Circular, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Circular. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Circular, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The Initial Purchasers’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

e.    The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

7.    Underwritten Registrations.

a.    If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders of the applicable series of Securities and will be reasonably acceptable to the Company.

b.    No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.    Registration Defaults. If any of the following events shall occur, then the Company shall pay liquidated damages (the “Registration Default Damages”) to the Holders of the applicable series of Securities in respect of such Securities as follows:

a.    if any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, then Registration Default Damages shall accrue on the applicable Registrable Securities at a rate of .25% per annum for the first 60 days from and including such specified date and ..50% per annum thereafter;

b.    if any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the date by which commercially reasonable efforts are to be used to cause such effectiveness under this Agreement, then commencing on the day after such specified date, Registration Default Damages shall accrue on the applicable Registrable Securities at a rate of .25% per annum for the first 60 days from and including such specified date and .50% per annum thereafter; or

c.    if any Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement, then commencing on the day the Registration Statement ceases to be effective, Registration Default Damages shall accrue on the applicable Registrable Securities at a rate of .25% per annum for the first 60 days from and including such date on which the Registration Statement ceases to be effective and .50% per annum thereafter, provided, however, that (1) upon the filing of the Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Registration Statement (in the case of paragraph (b) above), or (3) upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of paragraph (c) above), Registration Default Damages shall cease to accrue and the interest rate shall revert to the original rate.

9.    No Inconsistent Agreements. The Company has not entered into, and agree not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

10.    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has agreed and has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities of each series affected by such amendment, modification, supplement, waiver or consent; provided, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 8 hereof shall be effective as against any Holder unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Section 10 may not be given, unless the Company has obtained the written consent of the Representatives.

11.    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing overnight delivery:

a.    if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

b.    if to the Representatives, initially at its address or addresses set forth in the Purchase Agreement; and

c.    if to the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

12.    Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

13.    Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the New Securities, and the indemnified persons referred to in Section 6 hereof; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of

Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

15.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

16.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

17.    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

18.    Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities of each series or the applicable New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Initial Purchasers.

Very truly yours,

AIRCASTLE LIMITED

By:	/s/ David Walton
Name:	David Walton
Title:	Chief Operating Officer, General Counsel and Secretary

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

For themselves and the other several Initial Purchasers named in Schedule I-A to the foregoing Agreement.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Director

For themselves and the other several Initial Purchasers named in Schedule I-A to the foregoing Agreement.

J.P. MORGAN SECURITIES LLC

By:	/s/ Andreas Pierroutsakos
Name:	Andreas Pierroutsakos
Title:	Vice President

For themselves and the other several Initial Purchasers named in Schedule I-A to the foregoing Agreement.

ANNEX A

Each broker-dealer that receives New Securities for its own account pursuant to any Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a Prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution”.

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ANNEX B

Each broker-dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a Prospectus in connection with any resale of such New Securities. See “Plan of Distribution”.

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ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives New Securities for its own account pursuant to any Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, they will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until             ,             , all dealers effecting transactions in the New Securities may be required to deliver a Prospectus.

The Company will not receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to any Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. Any broker-dealer that resales New Securities that were received by it for its own account pursuant to any Registered Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a Prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the expiration date, the company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

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ANNEX D

1.	PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

2.	If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

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